ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2013
Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consist of the following:

	As of December 31,
	2012	2013	2013
	RMB	RMB	US$
Advances from customers	616	529	87
Accrued payroll and welfare payable	16,251	28,438	4,698
Business tax, value-added tax and other taxes payable	1,287	6,661	1,100
Government grant	—	2,720	449
Others	1,443	2,826	466

Total	19,597	41,174	6,800